16. Subsequent Events	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
16. Subsequent Events

On January 16, 2013, the Company increased the number of shares in its stock option plan to 8,000,000 shares.  Also on January 16, 2013, 1,291,167 options were modified to be Plan options (See Notes 9, 12 and 15).

On February 11, 2013, HEMG and Mr. Spada sued us, certain senior management members and our directors in state court in New York seeking damages arising from losses and other matters incurred in the operation of the Company’s business since May 2011, our filings with the SEC and the DOE where we stated that HEMG and Mr. Spada borrowed $2.2 million without board authority and our failure to use our best efforts to purchase certain shares of common stock from HEMG following an April 2012 agreement.  While we have been advised by our counsel that the lawsuit is baseless, we cannot assure you that we will be successful.  Defending the litigation will be expensive and divert our management from the Company’s business.  If we are unsuccessful, the damages we pay may be material.

During February 2013, the Company sold $565,000 of Units (consisting of one common share and one-half of a warrant exercisable at $0.50 per share).

During February 2013, the Company repaid approximately $250,000 of its line of credit.  The line of credit remains open.

On March 14, 2013, the Company entered into a letter of intent with Laidlaw & Company (UK) Ltd. under which Laidlaw agreed to use its best efforts to sell up to $770,000 of Units at the same terms as the Units the Company sold in 2012 and 2013 to date. Laidlaw will receive cash commissions of 10% based on the number of Units sold and five year warrants equal to 10% of the securities sold exercisable at $0.50 per share.